COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

(the “Fund”)

Supplement dated February 11, 2013 to the Fund’s Prospectus dated May 1, 2012, as supplemented

Effective immediately, the section of the Fund’s prospectus entitled “Investment Manager and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Manager	Portfolio Managers

Columbia Management Investment Advisers, LLC	Jeffrey L. Knight, CFA Lead manager. Service with the Fund since February 2013.

Anwiti Bahuguna, PhD Co-manager. Service with the Fund since 2009.

Melda Mergen, CFA, CAIA Co-manager. Service with the Fund since May 2012.

Marie M. Schofield, CFA Co-manager. Service with the Fund since 2009.

Beth M. Vanney, CFA Co-manager. Service with the Fund since May 2012.

Effective immediately, the section of the Fund’s prospectus entitled “Management of the Fund – Primary Service Providers – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Jeffrey L. Knight, CFA

Lead manager. Service with the Fund since February 2013.

Head of Global Asset Allocation of the Investment Manager; associated with the Investment Manager as an investment professional since 2013. Prior to February 2013, Mr. Knight was employed at Putnam Investments. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an MBA from the Tuck School of Business at Dartmouth College.

Anwiti Bahuguna, PhD

Co-manager. Service with the Fund since 2009.

Portfolio Manager of the Investment Manager. From 2002 until joining the Investment Manager in May 2010, Ms. Bahuguna was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.

Melda Mergen, CFA, CAIA

Co-manager. Service with the Fund since May 2012.

Portfolio Manager of the Investment Manager. From 1999 until joining the Investment Manager in May 2010, Ms. Mergen was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and a M.B.A. from the University of Massachusetts at Amherst.

Marie M. Schofield, CFA

Co-manager. Service with the Fund since 2009.

Portfolio Manager of the Investment Manager. From 1990 until joining the Investment Manager in May 2010, Ms. Schofield was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Schofield began her investment career in 1975 and earned a B.S. from the College of Saint Rose.

Beth Vanney, CFA

Co-manager. Service with the Fund since May 2012.

Portfolio Manager of the Investment Manager. From 1999 until joining the Investment Manager in May 2010, Ms. Vanney was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Vanney began her investment career in 1990 and earned a B.S. from the University of Minnesota.

Shareholders should retain this Supplement for future reference.